LOAN AND PROMISSORY NOTE AGREEMENT

This Agreement is effective as of the 19th day of May, 2005

BETWEEN:

1107200 ALBERTA LTD. (the "Lender")

AND:

ENERGY EXPLORATION TECHNOLOGIES INC. (the "Debtor")

WHEREAS:

A.

the Lender has advanced certain funds to the Debtor; and

B.

the Debtor has agreed to issue a Demand Promissory Note to the Lender in respect of the repayment of the Principal Sum and interest.

IN CONSIDERATION of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions hereinafter set out, the Debtor and the Lender agree as follows:

l.

Loan

The Lender has loaned to the Debtor, subject to the terms of this Agreement, the amount of $175,000 in lawful money of Canada (the "Principal Sum").

2.

Promise to Pay

The Debtor promises to pay, to or to the order of the Lender, the Principal Sum, with interest on or before June 19, 2005. The Principal Sum shall earn interest at the rate of 6.5% per annum from the effective date hereof until the Principal Sum is paid in full.

3.

Demand Promissory Note

Concurrently with the delivery of this Agreement, the Debtor shall deliver to the Lender a Demand Promissory Note in the form attached as Schedule A. The Lender covenants and agrees that it shall not make demand under and pursuant to the Demand Promissory Note provided the Debtor is not in default of any of the terms, conditions, obligations or representations and warranties set forth herein. In the event of such default the entire Principal Sum then outstanding together with interest shall be accelerated and the Lender may immediately and without the requirement of separate notice, demand payment of the entire Principal Sum and accrued or other interest payable in respect thereof.

4.

General Security Agreement

As further and better security for the repayment of the indebtedness under the Demand Promissory Note and this Agreement, the Debtor agrees to sign and deliver to the Lender a General Security Agreement. The rights and obligations set forth in such General Security Agreement shall be in addition to and not in substitution for a limitation of any of the Lender's rights in this Agreement or the Demand Promissory Note.

5.

Payment and Recovery of Costs

The Lender shall be paid, by the Debtor, the actual out of pocket costs, including, without limitation, legal costs as between its solicitor and their own client, before or in respect of the preparation, execution and registration of any document, matter or thing related to this agreement or any security pertaining to or in respect of this agreement immediately upon demand. Without limiting the generality of the foregoing, the Lender may withhold, from the advance of the Principal Sum the amount of the costs noted herein.

In the event the Lender initiates any actions or proceeding to remedy a default of the Debtor or recover, in whole or in part, any sum payable to the Lender the Lender may, in addition to the claim for such sums also be entitled to recover all of its costs, expenses and legal fees (as between his solicitor and his own client).

6.

Prepayment

The Debtor shall be entitled at any time to prepay, in whole or in part and without penalty, the Principal Sum and interest.

7.

Place of Payment

All payments to the Lender shall be made to its office located at the address set out in Section 7 of this Agreement, or such other address as the Lender may in writing direct.

8.

Notice

Any notice required to be given under this Agreement may effectively be given by a party hereto by sending such notice by facsimile transmission followed by the delivery of an originally signed copy of such notice by courier or otherwise to:

In the case of the Lender:

1107200 Alberta Ltd.

c/o Birch Mountain Resources Ltd.

300,250-6th Avenue S.W.

Calgary, Alberta

T2P 3H7

Attention:

Doug Rowe Facsimile No: (403) 830-4322

In the case of the Debtor:

Energy Exploration Technologies Inc. 700 Phoenix Place

840-7 th Avenue S.W. Calgary, Alberta

T2P 3G2

Attention:

George Liszicasz Facsimile No.: (403) 264-6442

Each such notice shall be deemed to have been received on the date on which the sending party receives electronic written confirmation that such notice has been received by the receiving party, provided that any notice sent after 5:00 p.m. (receiving party's time) shall be deemed to have been received on the next following business day of the receiving party.

9.

Amendment

No amendment to this Agreement shall be valid unless it is evidenced by a written agreement executed by both of the parties hereto.

10.

No Assignment

The Debtor shall not have the right to assign or purport to assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender which may be arbitrarily withheld. This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors and permitted assigns.

11.

Singular Includes Plural

Where the context so requires, all references in this Agreement to the singular shall be deemed to include the plural and all references to the masculine shall be deemed to include the feminine and neutered genders and a body corporate and vice versa.

12.

Headings

The headings in this Agreement form no part of this Agreement and shall be deemed to have been inserted for convenience and reference only.

13.

Time is of the Essence

Time shall be of the essence of this Agreement.

14.

Currency

All currency references herein shall be to Canadian dollars.

15.

Governing Law

This Agreement shall be governed by the laws of the Province of Alberta and the federal laws of Canada applicable therein. All disputes arising under this Agreement shall be referred to Courts of the Province of Alberta and each of the parties irrevocably submits to such jurisdiction.

16.

Severability

Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be valid and effective. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part, such provision shall be ineffective only to the extent of such invalidity or unenforceability without in any manner affecting the validity of enforceability of any of the remaining provisions of this Agreement.

17.

Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original and which, taken together, shall constitute one and the same instrument. This Agreement shall become effective when each party has executed one such counterpart and delivered it to the other party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers, as of the date first above written.

1107200 ALBERTA LTD.

By:

/s/ Doug Rowe

Doug Rowe

ENERGY EXPLORATION TECHNOLOGIES INC.

By:        /s/ George Liszicasz

George Liszicasz

SCHEDULE A

DEMAND PROMISSORY NOTE

May 19, 2005

$175,000 (Can.) Due: On Demand

FOR VALUE RECEIVED, ENERGY EXPLORATION TECHNOLOGY INC., a company incorporated under the laws of Alberta (the "Debtor") hereby promises to pay, on demand, to the order of 1107200 ALBERTA LTD., 300, 250 – 6th Avenue S.W., Calgary, Alberta T2P 3H7 (the "Lender") the sum of $175,000 (Canadian) together with interest, calculated at 6.5% per annum from the date hereof until fully paid, at such location or other location as the Lender may, from time to time designate.

Extension of time of payment of all or any part of the amount owing hereunder at any time or times or failure of the holder hereof to enforce any of its rights or remedies hereunder or under any instrument securing this promissory note or any releases or surrender of property shall not release any party hereof and shall not constitute a waiver of the rights of the holder hereof to enforce such rights and remedies thereafter.

The undersigned and each endorser hereof do hereby waive presentment for payment, notice of non-payment, protest and notice of protest of this promissory note. The Purchaser shall have no right to assign or transfer its obligations hereunder without the prior written consent of the Lender which may be arbitrarily withheld. Subject to the foregoing this promissory note shall be binding upon the parties hereto and their successors, legal personal representatives, executors and permitted assigns. The Lender may assign or transfer its rights hereunder without the prior consent of or notice to the Purchaser.

ENERGY EXPLORATION TECHNOLOGIES INC.

/s/ George Liszicasz

Authorized Signatory